Income Taxes (Details 1) - USD ($)	Dec. 31, 2018	Jun. 30, 2018
Deferred tax assets
Allowance for doubtful accounts	$ 2,822,794	$ 2,972,087
Accrued claims charges	780,321	611,363
Impairment loss of long-lived assets	393,673	393,673
Net operating loss carryforward in China	228,488	145,641
Net operating loss carryforward in the U.S.		62,852
Valuation allowance	(4,225,276)	(4,185,616)
Total net deferred tax assets